EXHIBIT 10.2

FIFTH AMENDMENT

THIS FIFTH AMENDMENT dated as of April 13, 2009 (this “Amendment”) amends the Reimbursement Agreement dated as of September 8, 2006 (as previously amended, the “Reimbursement Agreement”) between Williams-Sonoma, Inc. (the “Parent”) and JPMorgan Chase Bank, N.A. (the “Bank”). Capitalized terms used but not defined herein have the respective meanings given to them in the Reimbursement Agreement.

WHEREAS, the Parent and the Bank have entered into the Reimbursement Agreement; and

WHEREAS, the Parent and the Bank desire to amend the Reimbursement Agreement as more fully set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the references to “$20,000,000” in Recital A and Section 2.1 of the Reimbursement Agreement are replaced with “$10,000,000”.

SECTION 2 Representations and Warranties. The Parent represents and warrants to the Bank that, after giving effect to the effectiveness hereof:

(a) each representation and warranty set forth in Article 6 of the Reimbursement Agreement, as amended hereby, is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date, except to the extent any such representation or warranty relates specifically to another date (in which case it was true and correct in all material respects as of such other date); provided that the reference to “February 3, 2008” in the third and fourth sentence of Section 6.2 of the Reimbursement Agreement shall be deemed to be “February 1, 2009”;

(b) the Parent has the power and authority to execute, deliver, and perform its obligations under this Amendment;

(c) no Default exists; and

(d) there has not occurred a material adverse change since February 1, 2009 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of the Parent (individually) or the Parent and its Subsidiaries (taken as a whole).

SECTION 3 Effectiveness. The amendments set forth herein shall become effective when the Bank has received the following:

(a) a counterpart of this Amendment executed by the Parent;

(b) a Confirmation, substantially in the form of Exhibit A, executed by each Subsidiary Guarantor;

(c) evidence that the Parent has paid all accrued and invoiced Attorney Costs of the Bank in connection with this Amendment; and

(d) such other documents as the Bank may reasonably request.

SECTION 4 Miscellaneous.

4.1 Continuing Effectiveness, etc. As amended hereby, the Reimbursement Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Reimbursement Agreement and the other Transaction Documents to “Reimbursement Agreement” or similar terms shall refer to the Reimbursement Agreement as amended hereby.

4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment. Delivery of a counterpart hereof, or an executed signature hereto, by facsimile or by e-mail (in pdf or similar format) shall be effective as delivery of a manually-executed counterpart hereof.

4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

4.4 Successors and Assigns. This Amendment shall be binding upon the Parent and the Bank and their respective successors and assigns, and shall inure to the benefit of the Parent and the Bank and the successors and assigns of the Bank.

Delivered as of the day and year first above written.

WILLIAMS-SONOMA, INC.

By:	/s/ Sharon L. McCollam
Name:
Title:	Executive Vice President, Chief Operating
and Chief Financial Officer

JPMORGAN CHASE BANK, N.A.

By:	Jeff A. Bailard
Name: Jeff A. Bailard
Title: Senior Vice President

EXHIBIT A

FORM OF CONFIRMATION

Dated as of April __, 2009

To: JPMorgan Chase Bank, N.A.

Please refer to (a) the Reimbursement Agreement (as amended prior to the date hereof, the “Reimbursement Agreement”) dated as of September 8, 2006 between Williams-Sonoma, Inc. (the “Parent”) and JPMorgan Chase Bank, N.A. (the “Bank”), (b) the Guaranty Agreement dated as of September 8, 2006 executed by the undersigned (the “Subsidiary Guaranty”) and (c) the Fifth Amendment dated as of the date hereof to the Reimbursement Agreement (the “Fifth Amendment”).

Each of the undersigned hereby confirms to the Bank that, after giving effect to the Fifth Amendment and the transactions contemplated thereby, the Subsidiary Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors’ rights and general principles of equity.

WILLIAMS-SONOMA STORES, INC. WILLIAMS-SONOMA DIRECT, INC. WILLIAMS-SONOMA RETAIL SERVICES, INC. WILLIAMS-SONOMA DTC, INC. WILLIAMS-SONOMA GIFT MANAGEMENT, INC.

By:
Name:	Sharon L. McCollam
Title:	Executive Vice President, Chief Operating and
Chief Financial Officer

WILLIAMS-SONOMA STORES, LLC

By:	WILLIAMS-SONOMA STORES, INC.
Its:	Sole Member

By:
	Name:	Sharon L. McCollam
	Title:	Executive Vice President, Chief Operating and Chief Financial Officer